TRIBUTARY FUNDS, INC.
(the “Funds”)

Supplement dated April 28, 2023 to the Statement of Additional Information (“SAI”)
dated August 1, 2022, as supplemented

The purpose of this supplement is to notify shareholders of the Funds that, effective April 24, 2023, Mr. Robert A. Reed, an Independent Director of the board of directors of the Funds (“Board”) and Chair of the Funds’ Corporate Governance and Nominations Committee (“CGNC”), has submitted his bona fide resignation as a Director of the Funds and as Chair of the CGNC. Accordingly, all references to Mr. Reed in the Funds’ SAI are deleted in their entirety.

The Board is expected to consider appointing another Independent Director of the Board to Chair of the CGNC at the Board’s upcoming regular meeting on June 1, 2023.

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For more information, please contact a Fund customer service representative toll free at
(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.